Investor Presentation Q2 Fiscal 2016 Update April 2016 Exhibit 99

Safe Harbor For Forward Looking Statements

This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital
expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings,
as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-
looking statements:  Impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the price of natural gas or oil; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other
investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety
requirements, affiliate relationships, industry structure, and franchise renewal; changes in price differentials between similar quantities of natural gas or oil at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the
Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’
ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences
between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits;
or Increasing costs of insurance, changes in
coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk
Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2015 and the Forms 10-Q for the quarters ended December 31, 2015 and March 31, 2016. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

•
2.3 Tcfe
Proved Reserves
(1)
•
785,000 net acres in Marcellus Shale
•
3 million Bbls/year California
crude oil production
3
(1)
Total proved reserves are as of September 30, 2015.
(2)
For the trailing twelve months ended March 31, 2016. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the
Business is included at the end of this presentation.
National Fuel Gas Company
Upstream
Downstream
Quality Assets  |  Exceptional Location  | Unique Integration
•
$255 million adjusted EBITDA
(2)
•
$1.2 billion midstream investments
since 2010
•
Coordinated infrastructure build-out
in Appalachia with NFG Upstream
•
740,000 Utility customer accounts
•
Stable, regulated earnings & cash flows
•
Generates operational and financial
synergies with other segments
Midstream

200,000 “Tier 1” fee-held acres in Pa.
1,200 locations economic < $2.25/MMBtu
with minimal lease expiration
Just-in-time build-out of Clermont
Gathering System limits stranded
pipeline assets/capital
Integrated Vision for Long-term Growth in Appalachia
4
Exploration & Production
Pipeline & Storage
Gathering
1
2
1
2
Long-term, return-
driven approach
to developing vast
acreage position
Connecting Our
Production to Our
Interstate Pipeline
System
Expanding Our
Interstate Pipeline
System to Reach
Premium Markets
3
3
Northern Access projects to
transport 660 MDth/d of Seneca-
operated WDA production by FY18

Integrated Upstream & Midstream Development

WDA Well Costs ($millions)
WDA Clermont / Rich Valley Economics
$10.8
$9.6
$7.2
$5.8
$0
$5
$10
$15
FY 2013
FY 2014
FY 2015
FY 2016E
$2.94
$2.71
$2.22
$1.92
$0.00
$1.00
$2.00
$3.00
$4.00
FY 2013
FY 2014
FY 2015
FY 2016E
Normalized for a 8,800 ft. Lateral Length
Realized
Price
Required
for
15%
IRR
(1)
Normalized for a 8,800 ft. Lateral Length
(1)
Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE and gathering tariffs anticipated for each prospect. Assumes Dawn is on par with NYMEX.
While Seneca has consistently driven down its well costs and improved break-even economics …
$248
$148
$109
$91
$70
$0
$100
$200
$300
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016E
$275
$208
$174
$153
$120
$0
$100
$200
$300
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016E
Marcellus Drilling Cost per Foot
Marcellus Completion Cost per Stage ($000s)

1-Rig Program/Northern Access 1-year Delay
Integrated Upstream & Midstream Development

WDA Clermont /Rich Valley Economics vs. NYMEX Futures Strip
FT Cost
(2)
Northern Access In-Service (+490 MDth/d)
(1)
Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE and gathering tariffs anticipated for each prospect. Assumes Dawn is on par with NYMEX.
(2)
Reflects $0.70 per Dth reservation charge, including the cost of non-affiliated downstream transportation from the Canadian border to Dawn, and assumes approximately $0.06 per Dth of variable fees
(commodity, fuel, etc.).
… near-term commodity prices prompted modification to upstream & midstream development pace
$0.76
Original Northern Access
in-service date (11/1/16)
Revised Northern Access
in-service date (11/1/17)
(1)
$2.68
$1.92
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
NYMEX Natural Gas Futures Strip (2/2/16)
NYMEX Natural Gas Futures Strip (4/26/16)
CRV Break-even Realized Price at Dawn
CRV Break-even Realized Price at well-head

Consolidated Capital Expenditures

(1)
Exercising Capital Flexibility and Discipline
to Respond to Commodity Price Environment
(1)  Executed “Drill-Co” JDA
(2)  1-rig Marcellus program
(3)  Northern Access delay
(4)  Gathering build-out slow-down
(5)  Reduced spending in CA
Key Capital Budget Actions
57% cut
in FY16
$72
$89
$94
$75-$100
$90-$100
$56
$140
$230
$500-$550
$130-$160
$55
$138
$118
$100-$125
$75-$85
$533
$603
$557
$400-$475
$150-$200
$717
$970
$1,001
$1,075-$1,250
$445-$545
$0
$500
$1,000
$1,500
2013
2014
2015
2016E
(March '15)
2016E
(Current)
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
(1) FY2016 capital expenditure guidance reflects the netting of up-front proceeds received from joint development partner for capital spent on wells drilled and/or completed prior to the execution date of the joint development agreement. The E&P segment’s FY16 & FY17 capital budgets would be reduced by an additional $90-$110 million if joint development partner exercises right to participate in remaining 38 wells.
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.

National Fuel is Well Positioned

Flexibility to
Deploy Capital
Strong Hedge Book
and Firm Sales
Portfolio
Stable, Growing
Base of Regulated
Earnings &
Cash Flows
Strong Balance
Sheet and Liquidity
Investment grade credit rating
$1.25 billion short-term credit facilities can accommodate modest outspend in FY 2017
No near-term debt maturities to refinance
Fee ownership on Marcellus acreage limits drilling commitments (& royalties)
Just-in-time midstream development model for upstream affiliate limits risk of idle capital
and
minimizes
contractual
commitments
to
3
party
pipelines
Modest 1-rig program, curtailed volumes and DUC well inventory allow for a steady ramp-up of productive capacity to fill Northern Access by end of FY 2018
Robust hedge book in FY 2016 & FY 2017 at attractive prices
FY2016 hedges: 80% and 55% of remaining natural gas & crude oil production
Allows E&P segment to live within cash flows in FY16 and FY17 at current strips
Preserves near-term well economics and protects affiliated midstream throughput
Utility segment provides stable, predictable earnings and cash flows
Pipeline & Storage EBITDA growth from 2015 projects and on-going expansions
Supports investment grade rating
Covers commitment to dividend, debt service and maintenance expenditures rd

9 Appalachia Overview Exploration & Production | Gathering | Pipeline & Storage

Significant Appalachian Acreage Position

•
153 wells able to produce 325 MMcf/d
•
50-60 remaining Marcellus locations
•
Additional strong Utica & Geneseo potential
•
Limited development drilling until firm
transportation on Atlantic Sunrise
(190 MDth/d) is available in late 2017
•
Mostly leased (16-18% royalty)
•
No near-term lease expirations
•
110 wells able to produce 245 MMcf/d
•
Large inventory of high quality Marcellus acreage
•
NFG midstream infrastructure supporting growth
•
660 MDth/d firm transportation by fiscal 2018
•
Mineral fee ownership enhances economics
•
Highly contiguous nature drives efficiencies
Western Development Area (WDA)
Eastern Development Area (EDA)
715,000 Acres
70,000 Acres
Seneca Fee
Seneca Lease
Exploration & Production
Appalachia

Exploration & Production
Appalachia
Marcellus Shale: Western Development Area
11
WDA Tier 1 Acreage –
200,000 Acres
WDA Tier 1 Marcellus Economics
(1)
WDA Highlights
Avg
$3.00
15% IRR
Locations
EUR
NYMEX/Dawn
Realized
Remaining
(Bcf)
IRR%
Price
CRV
60
10-11
23%
$1.92
Hemlock/Ridgway
636
8-9
16%
$2.14
Other Tier 1
406
7-8
14%
$2.21
Large drilling inventory of quality Marcellus dry gas
o
~1,100 locations economic < $2.25/MMBtu
realized
NFG midstream infrastructure supporting growth
o
NFG Clermont Gathering System
o
660 MDth/d firm transport on NFG projects by FY18
Fee acreage provides flexibility/enhances economics
o
No royalty on most acreage
o
No lease expirations or requirements to drill acreage
Highly contiguous position drives D&C efficiencies
o
Multi-well pad drilling averaging 10 wells per pad
o
Average lateral length to date = 7,800 ft.
o
Centralized water sourcing & disposal infrastructure
2 Utica tests expected in fiscal 2016/2017
SRC Lease Acreage
SRC Fee Acreage
SRC / EOG Earned
Acreage
Clermont/
Rich Valley
Hemlock
Ridgway
2
-
4 BCF/well
7-11 BCF/well
4 -
6 BCF/well
EUR Color Key
(1)
Internal rate of return (IRR) is pre-tax and includes estimated well costs under the current well design and cost structure and projected firm transportation, gathering, LOE and other operating costs.
CRV and Hemlock/Ridgway well designs assume 8,800 ft. lateral and 190 ft. frac stage spacing.  Other Tier 1 well designs assume 8,500 ft. lateral and 190 ft. frac stage spacing.

Exploration & Production
Appalachia
Transaction
Seneca WDA Joint Development Agreement
12
Key Terms
On December 2, 2015, Seneca entered into an asset-level joint development agreement with IOG CRV-Marcellus
Capital, LLC, an affiliate of IOG Capital, LP, and funds managed by affiliates of Fortress Investment Group, LLC, to jointly develop Marcellus Shale natural gas assets located in Elk, McKean and Cameron counties in north-central PA.
Assets: 80 current and future Marcellus development wells
in the Clermont/Rich Valley region of Seneca’s WDA.
Partner’s Initial Obligation: 42 wells
Partner Option: Partner has one-time option to participate
in remaining 38 wells on or before July 1, 2016.
Economics:
Partner participates as an 80% working interest
owner until the Partner achieves a 15% IRR hurdle. Seneca
retains a 7.5% royalty and remaining 20% working interest.
Strategic Rationale
Significantly reduced near-term upstream capital spending
Initial 42 wells
-
$200 million
(1)
38 well option -
$180 million
(1)
Validated quality of Seneca’s Tier 1 Marcellus WDA acreage
Seneca maintained activity levels driving additional
Marcellus drilling and completion efficiencies
Solidified NFG’s midstream growth strategy:
Gathering
-
All production from JV wells will flow
through NFG Midstream’s Clermont Gathering System
Pipeline & Storage -
Provides production growth that
will utilize the 660 MDth/d of firm transportation
capacity on NFG’s Northern Access pipeline expansion
projects
Strengthened balance sheet and makes Seneca cash flow
positive in near-term
Marketing: Partner to receive same realized price before
hedging as Seneca on production from the joint
development wells, including firm sales and the cost of firm transportation.
Interests on Initial 42
Wells
Seneca
Partner
Working Interest
20%
80%
Net Revenue Interest
26%
74%
(1)  Estimated reduction in capital expenditures from joint development agreement assumes current wells costs.

Integrated WDA Development -
Upstream

Clermont/Rich Valley Development Map
Clermont/Rich
Valley Area
Pittsburgh
Legend
Drilled Wells
Planned Wells
Clermont Gathering System (in-service)
Clermont Gathering System (future)
CRV Development Summary
•
Current: 88 wells able to produce ~225 MMcf/d
•
200+ MMcf/d gross firm sales in fiscal 2016
•
Dropped to 1 rig in March 2016 (down from 3
rigs to start fiscal 2016)
•
Just-in-time gathering infrastructure build-out
provides significant capital flexibility based on
pace of Seneca’s development program
•
Regional focus of development minimizes capital
outlay and improves returns
Exploration & Production
Appalachia

Appalachia
Gathering
Integrated WDA Development -
Gathering
14
Current System In-Service
•
~60 miles of pipe/13,800 HP of compression
•
Current Capacity: 470 MMcf
per day
•
Interconnects with TGP 300
•
Total CapEx
To Date: $247 million
Fiscal 2016 Build Out
•
FY16 CapEx
(1)
: $30 to $40 million
•
Adjusted timing of gathering & compression
investment to match Seneca’s modified
development schedule/Northern Access
•
Will exit FY16 with > 72 miles of pipe installed
and >26,220 HP commissioned
Future Build-Out (FY17+)
•
Ultimate capacity can exceed 1 Bcf/d
•
Over 300 miles of pipelines and five
compressor stations (+60,000 HP installed)
•
Deliverability into TGP 300 and NFG Supply
Gathering System Build-Out Tailored
to Accommodate Seneca’s WDA Development
Clermont Gathering System Map
(1)  For the remaining six months of fiscal 2016.

Appalachia
Pipeline & Storage
Integrated WDA Development -
Interstate Pipelines
15
(1) 40,000 Dth per day went in-service on November 1, 2015. The remaining 100,000 Dth per day was placed in-service on December 1, 2015.
Northern Access 2015
•
Customer: Seneca Resources (NFG)
•
In-Service: November 2015
(1)
•
System: NFG Supply Corp.
•
Capacity: 140,000 Dth per day
o
Leased to TGP as part of TGP’s
Niagara Expansion project
•
Delivery Interconnect:
o
Niagara (TransCanada)
•
Major Facilities:
o
23,000 hp Compression
•
Total Cost: $67.5 million
•
Annual Revenues: $13.3 million
Expanding Our Interstate Pipelines to Deliver Seneca’s WDA Production to Canada
Niagara

Appalachia
Pipeline & Storage

Northern Access 2016
•
Customer: Seneca Resources (NFG)
•
In-Service: Now targeting Nov. 1, 2017
•
Capacity:  490,000 Dth/d
•
Delivery Interconnects:
o
TransCanada –
Chippawa
(350 MDth/d)
o
TGP 200 –
East Aurora (140 MDth/d)
•
Total Cost: ~$455 Million
•
Major Facilities:
o
98.5 miles –
16/24” Pipeline
o
22,214 hp & 5,350 hp Compression
•
FERC/Regulatory Status:
o
401 Water Quality Joint Application to
NYDEC & USACE:  March 2016
o
FERC Environmental Assessment:
Expected July 2016
Northern Access 2016
to Increase Transport Capacity
out of WDA to Canada by 490,000 Dth/d by FY18
Integrated WDA Development -
Interstate Pipelines
Chippawa
East Aurora

Exploration & Production
Appalachia
Marcellus Shale: Eastern Development Area
17
(1)  One well included in the total for both Tract 595 and Tract 100 is drilled into and producing from the Geneseo Shale.
EDA Acreage –
70,000 Acres
1
2
3
EDA Highlights
1
2
3
Covington & DCNR Tract 595
o
Tioga County, Pa.
o
92 wells
(1)
with 100 MMcf/d productive capacity
o
75 MMcf/d firm sales/FT for remainder of FY16
o
NFG Covington Gathering System
o
Opportunity for future Geneseo & Utica dev.
DCNR Tract 100 & Gamble
o
Lycoming County, Pa.
o
61 wells
(1)
with 225 MMcf/d productive capacity
o
130 MMcf/d firm sales/FT for remainder of FY16
o
Atlantic Sunrise capacity (190 MDth/d) in FY18
o
NFG Trout Run Gathering System
o
Geneseo to provide additional 100-120 locations
DCNR Tract 007
o
Tioga County, Pa.
o
1 Utica and 1 Marcellus exploration well
o
Utica well 24 IP = 22.7 MMcf/d
o
Utica Resource potential  = ~1 Tcf

Appalachia
Gathering
Integrated EDA Development -
Gathering
18
•
In-Service Date: November 2009
•
Capital Expenditures (to date):
$33 Million
•
Capacity: 220,000 Dth per day
•
Production Source: Seneca Resources –
Tioga Co.
(Covington and DCNR Tract 595 acreage)
•
Interconnect: TGP 300
•
Facilities: Pipelines and dehydration
•
Future third-party volume opportunities
•
In-Service Date: May 2012
•
Capital Expenditures (to date): $166 Million
•
Capacity: 466,000 to 585,000 Dth per day
•
Production Source: Seneca Resources –
Lycoming Co.
(DCNR Tract 100 and Gamble acreage)
•
Interconnect: Transco –
Leidy Lateral
•
Facilities: Pipelines, compression, and dehydration
•
Future third-party volume opportunities
Covington Gathering System
Trout Run Gathering System
Gathering Segment Supporting Seneca’s EDA Production & Future Development

Exploration & Production
Appalachia
Utica Shale Opportunities in EDA & WDA
19
Range
59 MMcf/d
Rice
42 MMcf/d
Shell
26.5 MMcf/d
PGE
Permitted
Drilling
Completed
Production
Seneca Vert.
Seneca Horiz.
EQT
73 MMcf/d
Color-filled contours are Trenton TVDSS; CI = 1000’
Seneca –
Mt. Jewett
IP: 8.9 MMcf/d
CNX
61 MMcf/d
MHR
46 MMcf/d
Seneca –
WDA
2 Utica Test Wells
Planned for FY16/17
Seneca -
DCNR 007
IP: 22.7 MMcf/d
CNX
61.9 MMcf/d
CNX
44 MMcf/d

Appalachia
Pipeline & Storage
Recent 3
rd
Party Expansions Highly Successful
20
Expansions for 3
rd
Parties since 2010
Line N Projects
+633 MDth/d
Northern
Access 2012
+320 MDth/d
Empire & Lamont
Expansions
+489 MDth/d
3
rd
Party Expansion Capital Cost ($MM)
Annual Expansion Revenues Added ($MM)
$72
$132
$183
Northern Access 2012
Empire & Lamont
Line N Projects
$387 million
since FY 2010
1,442 MDth/d
since FY2010
$4
$37
$19
$4
$5
$25
~$95
$0
$25
$50
$75
$100
$125
FY11
FY12
FY13
FY14
FY15
FY16E
Cum.

Appalachia
Pipeline & Storage
Planned Empire System Expansion
21
Empire North Expansion Project
•
Target In-Service: Late 2018
•
System: Empire Pipeline
•
Target Market:
o
Marcellus & Utica producers in Tioga &
Potter County, Pa.
•
Open Season Capacity: 300,000 Dth/d
•
Delivery Points:
o
180,000 Dth/d to Chippawa
(TCPL)
o
Up to 158,000 Dth/d to Hopewell (TGP)
•
Estimated Cost: $185 million
•
Major Facilities:
o
3 new compressor stations
•
FERC Status:
o
Open Season concluded in Nov. 2015
o
Precedent agreements tendered in
February 2016

Appalachia
Pipeline & Storage
2015 Pipeline Expansion Projects In-Service
22
Westside Expansion & Modernization
In-Service (October 2015)
Tuscarora Lateral
In-Service (November 2015)
2015 Completed Pipeline Expansion Projects
•
Total Cost: $60.0 million
•
Incremental annual revenues of $10.9
million on 49,000 Dth per day capacity
•
Preserves $16.1 million in annual revenues
on existing FT (192,500 Dth/d) and retained
storage (3.3 Bcf) services
•
Total Cost: $86 million
o
Expansion: $45 million
o
Modernization: $41 million
•
Incremental Annual Revenues: $8.8 million
•
Capacity: 175,000 Dth per day
o
Range Resources (145,000 Dth/d)
o
Seneca Resources (30,000 Dth/d)
Tuscarora
Lateral
Westside
Expansion &
Modernization

Appalachia
Pipeline & Storage
Pipeline & Storage Customer Mix
23
Contracted Transportation
by
Shipper
Type
(1)
(1)
Contracted as of 1/15/2016.
4.1 MMDth/d
68 MMDth
23%
77%
FT Capacity -
Marketers
Affiliated
Non-Affiliated
6%
94%
FT Capacity -
Producers
Affiliated
Non-Affiliated
46%
54%
Firm Storage Capacity
Affiliated
Non-Affiliated
60%
40%
FT Capacity  -
LDCs
Affiliated
Non-Affiliated
Producer
36%
LDC
48%
Marketer
9%
Outside
Pipeline
6%
End User
1%
6%

Production and Marketing Exploration & Production 24

Production & Marketing
Proved Reserves & Development Costs

43.3
42.9
41.6
38.5
33.7
675
988
1,300
1,683
2,142
935
1,246
1,549
1,914
2,344
0
500
1,000
1,500
2,000
2,500
3,000
2011
2012
2013
2014
2015
At September 30
Natural Gas (Bcf)
Crude Oil (MMbbl)
Fiscal
Years
3-Year
F&D Cost
(2)
($/Mcfe)
2008-2010
$2.37
2009-2011
$2.09
2010-2012
$1.87
2011-2013
$1.67
2012-2014
$1.38
2013-2015
$1.12
•
2015 F&D Cost = $0.96
•
Marcellus F&D: $0.79
•
373% Reserve
Replacement Rate
•
65% Proved Developed
(1)
(1)
Includes approximately 150 Bcf of natural gas PUD reserves in Clermont/Rich Valley that will be transferred in fiscal 2016 as interests in the joint development wells are conveyed to the partner.
(2)
Represents a three-year average U.S. finding and development cost.

Production & Marketing
Seneca Production

(1)
Refer to slide 31 for additional details on fiscal 2016 firm sales and local Appalachian spot market exposure.
20.5
20.0
21.2
21.2
20 -
21
62.9
100.7
139.3
136.6
138
Appalachia
Spot Sales
67.6
120.7
160.5
157.8
158-175 Bcfe
0
50
100
150
200
2012
2013
2014
2015
2016E
Appalachia - Spot Exposure
Appalachia - Firm Commitments
West Coast (California)
(1)
(1)

Production & Marketing
Significant Base of Long-Term Firm Contracts

Atlantic Sunrise (Transco)
Delivery Markets: Mid-Atlantic & Southeast U.S.
189,405 Dth/d
Northern Access 2016 (NFG
(2)
, TransCanada & Union)
Delivery Markets: Canada-Dawn & NY-TGP200
490,000 Dth/d
Niagara Expansion (TGP & NFG)
Delivery Markets: Canada-Dawn & TETCO
170,000 Dth/d
Firm Sales
(1)
Northeast Supply Diversification  50,000 Dth/d
FY2016 to FY2017
450,000+ Dth/d
Fiscal 2018 and beyond
914,405 Dth/d
-
250
500
750
1,000
2016
2017
2018
2019
2020
2021
2022
2023
Fiscal Year Start
(1)
Includes base firm sales contracts not tied to firm transportation capacity.  Base firm sales are either fixed priced or priced at an index (e.g., NYMEX ) +/- a fixed basis and do not carry any transportation costs.  See slide 29 for details on firm sales portfolio for fiscal 2016.
(2)
Includes capacity on both National Fuel Gas Supply Corp. and Empire Pipeline, Inc., both wholly owned subsidiaries of National Fuel Gas Company.

Production & Marketing
Firm Transportation Commitments

(1) WMB is now targeting second half of calendar 2017 following the change in the timing of the environmental review from FERC.
Volume
(Dth/d)
Production
Source
Delivery
Market
Demand Charges
($/Dth)
Gas Marketing Strategy
Northeast Supply
Diversification
Project
Tennessee Gas Pipeline
Atlantic Sunrise
WMB -
Transco
In-service: Late 2017
(1)
Niagara Expansion
TGP & NFG
Northern Access
NFG –
Supply & Empire
In-Service: Nov. 1 2017
50,000
189,405
158,000
350,000
EDA -Tioga
County
Covington &
Tract 595
EDA -
Lycoming
County
Tract 100 &
Gamble
WDA –
Clermont
/Rich Valley
WDA –
Clermont
/Rich Valley
12,000
140,000
Canada
(Dawn)
Mid-Atlantic/
Southeast
Canada
(Dawn)
TETCO (SE Pa.)
Canada
(Dawn)
TGP 200
(NY)
$0.50
(3
rd
party)
$0.73
(3
rd
party)
NFG pipelines = $0.29
3
rd
party = $0.38
NFG pipelines = $0.12
NFG pipelines = $0.38
NFG pipelines = $0.50
3
rd
party = $0.20
Firm Sales Contracts
50,000 Dth/d
Dawn/NYMEX+
10 years
Firm Sales Contracts
140,000 Dth/d
Dawn/NYMEX+
15 years
Firm Sales Contracts
189,405 Dth/d
NYMEX+
First 5 years
Firm Sales Contracts
145,000 Dth/d
Dawn/Fixed Price
First 3 years
Weighted Average Transportation Charge on Volumes Transported
$0.63/Dth
Annualized Gross FT Demand Charges –
3rd Parties
Annualized Gross FT Charges –
NFG Affiliates
$107 MM
$88 MM
FY16/FY17
FY18+
$17 MM
$31 MM
$0.60/Dth

Production & Marketing
159,500
Less: $0.02
157,000
Less: $0.02
42,000  Less: $0.33
42,000  Less: $0.33
57,500  Less: $0.01
56,500  Less: $0.01
133,100
$2.54
131,800
$2.55
392,100
387,300
Q3 FY16
Q4 FY16
Fixed Price
Dawn
Dominion SP
NYMEX
Firm Sales Provide Market for Appalachian Production
29
(1)
Values shown represent the price or differential to a reference price (netback price) at the point of sale.
(2)
Reflects net firm sales volumes after impact of lease royalties  in EDA and  net revenue interests assigned to  joint development partner  on certain contracts in WDA.
Gross
Net
(2)
Gross
Net
(2)
WDA
263,000/d
208,500/d
263,000/d
203,700/d
EDA
205,100/d
183,600/d
205,100/d
183,600/d
Total
468,100/d
392,100/d
468,100/d
387,300/d
Fiscal 2016 Firm Sales by Fiscal Quarter
Pricing Index Key:
WDA/EDA Split (Dth/d):
Net Contracted Volumes (Dth per day)
Contracted
Index
Price
Differentials
($
per
Dth)
(1)

Production & Marketing
19.0
29.5
26.0
25.6
16.9
9.4
12.7
14.2
22.1
8.4
7.2
7.2
24.2
50.7
13.4
6.9
66.8
115.0
47.8
39.7
27.5
-
50.0
100.0
150.0
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
NYMEX
Dominion
Dawn & MichCon
Fixed Price Physical Sales
Strong Hedge Book in Fiscal 2016 and 2017
30
Remaining FY 2016
80% hedged
(1)
at $3.41 per MMBtu
Natural Gas Swap & Fixed Physical Sales Contracts (Million MMBtu)
(3)
(2)
(1)
Assumes midpoint of natural gas production guidance, adjusted for year-to-date actual results.
(2)
For the remaining six months ended September 30, 2016.
(3)
Fixed price physical sales exclude  joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement.

FY 2016 Production –
Firm Sales & Spot Exposure

(1)
Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and firm transportation costs.
(2)
Indicates firm sales contracts with fixed index differentials to NYMEX but not backed by a matching NYMEX financial hedge.
(3)
Represents 55% of remaining projected oil production at the midpoint of guidance.
(4)
Represents 2.5 Bcf of non-operated production from Western Development Area ..
Fiscal 2016 Price Certainty
64.3
Bcf
realizing
net
~$3.20/Mcf
(1)
4.2
Bcf
of
Additional
Basis
Protection
(2)
821,000
Bbls
crude
oil
hedged
at
$81.10/Bbl
(3)
67.0 Bcf
158-175 Bcfe
41.0 Bcf
23.3 Bcf
0-16 Bcf
20-21 Bcfe
4.2 Bcf
(2)
2.5 Bcf
(4)
0
50
100
150
200
1H FY16
Appalachia
Production
Firms
Sales +
Hedges
Fixed
Price
Sales
Spot
Sales
California
Total
Seneca
Production &
Marketing

Production & Marketing
$0.50
$0.56
$0.24
$0.25
$0.33
$0.35
$0.12
$0.11
$1.19
$1.27
FY 2014
FY 2015
LOE (Affiliated Gathering)
LOE (non-Gathering)
G&A
Taxes & Other
Operating Costs
32
$0.44
$0.49
$0.50
$0.59
$0.57
$0.50
$0.40
$0.42
$0.38
$0.22
$0.22
$0.20
$1.65
$1.70
$1.58
FY 2014
FY 2015
FY 2016E
$17.74
$16.17
$5.03
$5.29
$5.20
$5.70
$27.97
$27.16
FY 2014
FY 2015
Appalachia Division
$/Mcfe
West Division (California)
$/Boe
Seneca Resources Consolidated
$/Mcfe
Competitive, low cost structure in Appalachia
and California supports strong cash margins
Gathering fee generates significant revenue
stream for affiliated gathering company
DD&A decrease due to improving Marcellus
F&D costs ($0.79 /Mcf in FY15) and reduction in
net plant resulting from ceiling test impairments
DD&A
$/Mcfe
$1.85
$1.52
$0.85 -
$0.95
FY 2014
FY 2015
FY 2016E
(1)
Excludes $4.7 million
of professional fees relating to the joint development agreement announced in December 2015.
(2)
The
total
of
the
two
LOE
components
represents
the
midpoint
of
LOE
guidance
of
$0.95
to
$1.05
per
Mcfe
for
fiscal
2016.
(1)
(2)
(2)

California Overview Exploration & Production 33

Upstream
California

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
Stable Oil Production   |   Minimal Capital Investment   |  Free Cash Flow Positive
Upstream

FY16 Budgeted D&C Portfolio
Modest near-term capital program focused on
locations that earn attractive returns in current  oil
price environment
A&D will focus on low cost, bolt-on opportunities
Sec. 17 and Hoyt farm-ins to provide future growth
•
F&D (est.) = $6.50/Boe
Economic Development Focused on Midway Sunset
35
(1) Reflects pre-tax IRRs at a $40/Bbl
realized price.
Hoyt
South
MWSS
Acreage
North
MWSS
Acreage
Sec. 17N
North
South
South
North
Midway Sunset Economics
MWSS
Project
IRRs
at
$40/Bbl
(1)
Upstream
25%
36%
NMWSS
SMWSS

Upstream
8,773
9,322
9,078
9,699
9,674
9,560
0
2,500
5,000
7,500
10,000
2011
2012
2013
2014
2015
2016
Forecast
Fiscal Year
California Average Daily Net Production

$35-$40 Million Annual Capital Spending Will Keep CA Production Flat

Upstream
$12.46
$3.24
$5.55
$2.70
$1.89
$31.78
Non-Steam Fuel LOE
Steam Fuel
G&A
Production & Other
Taxes
Other Operating Costs
Adjusted EBITDA
DD&A
Strong Margins Support Significant Free Cash Flow
37
(1)
Average revenue per BOE  includes impact of hedging and other revenues.
Note: A reconciliation of Adjusted EBITDA margin to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
EBITDA per BOE includes Seneca corporate results and eliminations.
Average Revenue
Less: Cash Costs
= Adjusted EBITDA
$ 25.84
$ 57.62
$ 31.78
California Margins (per BOE)
West
Division
Adjusted
EBITDA
per
BOE
(1)
Trailing 12-months Ended 3/31/16

Downstream Overview Utility | Energy Marketing 38

Downstream
New York & Pennsylvania Service Territories

(1)  As of September 30, 2015.
New York
Pennsylvania
Total Customers
(1)
: 526,323
ROE: 9.1% (NY PSC Rate Case Settlement, May 2014)
Rate Mechanisms:
o
Earnings Sharing
o
Revenue Decoupling
o
Weather Normalization
o
Low Income Rates
o
Merchant
Function
Charge
(Uncollectibles
Adj.)
o
90/10 Sharing (Large Customers)
Filed Rate Case with NY PSC on 4/28/16
Total Customers
(1)
: 213,652
ROE: Black Box Settlement (2007)
Rate Mechanisms:
o
Low Income Rates
o
Merchant Function Charge

Downstream
New York Rate Case

Background
On April 28, 2016, National Fuel Gas Distribution Corporation filed a request with the New York
Public Service Commission (NY PSC) to amend its tariff and increase its base rates.  National Fuel’s base rates have not changed since the last base rate case was litigated in 2007.
Key Drivers
Anticipated
Timeline
•
Requesting rate relief that would increase annual revenues by $41.7 million
•
Key drivers of revenue requirement:
Significant increase in net plant -
$127.5 million -
and related depreciation expense since
9/30/2006, the test year associated with the 2007 rate proceeding
Continued investment in pipeline replacement and system modernization to enhance and ensure safe, reliable service
•
Accelerated removal of vintage pipe from current annual target of 95 miles to 110 miles
•
Commitment to low income customer, conservation and gas expansion initiatives
April 28, 2016
Request filed with NY PSC
for $41.7mm in rate relief
May 31, 2016
Proposed date that revised
rates may become effective
April 1, 2017
Approximate date that revised rates may
become effective
(assuming standard procedure)
Replacement of aging information technology infrastructure expected in 2     half of FY16
nd

Downstream
Utility: Shifting Trends in Customer Usage

(1)  Weighted Average of New York and Pennsylvania service territories (assumes normal weather).
Residential Usage
Industrial Usage
12-Months Ended March 31
12-Months Ended March 31

Downstream
A Proven History of Controlling Costs

(1)
$10 million of increase in pension costs from fiscal 2013 primarily due to  the NY PSC earnings settlement in May 2014.
(1)
$152
$152
$152
$151
$163
$159
$16
$16
$20
$33
$28
$26
$11
$9
$6
$9
$7
$179
$177
$178
$193
$200
$192
$0
$50
$100
$150
$200
$250
2011
2012
2013
2014
2015
12 Months
ended
03/31/16
Fiscal Year
All Other O&M Expenses
O&M Pension Expense
O&M Uncollectible Expense
$10

Downstream
Utility: Strong Commitment to Safety

The Utility
remains focused on maintaining the
ongoing safety and reliability of its system
Recent increase due to ~$60MM upgrade
of the Utility’s Customer Information
System
and anticipated acceleration of
pipeline replacement program
$44.3
$43.8
$48.1
$49.8
$54.4
$58.4
$58.3
$72.0
$88.8
$94.4
$90 -
$100
0
30
60
90
120
150
2011
2012
2013
2014
2015
2016E
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures

44 Consolidated Financial Overview Upstream | Midstream | Downstream

Corporate
EBITDA Contribution by Segment

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
$160
$172
$165
$164
$146
$137
$161
$186
$188
$189
$64
$69
$66
$397
$492
$539
$422
$362
$704
$852
$953
$843
$762
$0
$250
$500
$750
$1,000
$1,250
2012
2013
2014
2015
TTM
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Fiscal Year
3/31/16

Corporate
Capital Expenditures by Segment

(1) FY2016 capital expenditure guidance reflects the netting of up-front proceeds received from joint development partner for capital spent on wells drilled and/or completed prior to the execution date of the joint development agreement. The E&P segment’s FY16 capital budget would be reduced by an additional $90-$110 million if joint development partner exercises right to participate in remaining 38 wells.
Note:
A
reconciliation
to
Capital
Expenditures
as
presented
on
the
Consolidated
Statement
of
Cash
Flows
is
included
at
the
end
of
this
presentation.
(1)
$58
$72
$89
$94
$90-$100
$144
$56
$140
$230
$130-$160
$80
$55
$138
$118
$75-$85
$694
533
$603
$557
$150-$200
$977
$717
$970
$1,001
$445-$545
$0
$500
$1,000
$1,500
2012
2013
2014
2015
2016E
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other

Corporate
Financial Position & Liquidity

Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.
Total
Debt
56%
$3.7 Billion Total Capitalization
as of March 31, 2016
Debt/Adjusted EBITDA
Capitalization
Debt Maturity Profile ($MM)
Liquidity
Committed Credit Facilities
Short-term Debt Outstanding
Available Short-term Credit Facilities
Cash Balance at 03/31/16
Total Liquidity at 3/31/16
$ 1,250 MM
$   0 MM
$ 1,250 MM
$ 94 MM
$ 1,344 MM
TotalEquity
44%
1.89 x
1.89 x
1.77 x
2.27 x
2.56 x
2012
2013
2014
2015
TTM
3-31-16
Fiscal Year
$300
$250
$500
$549
$500
$0
$200
$400
$600

Corporate
Dividend Track Record

(1)
As of April 27, 2016.
Current
Dividend Yield
(1)
2.9%
Dividend Consistency
Consecutive Dividend Payments
113 Years
Consecutive Dividend Increases
45 Years
Current
Annualized Dividend Rate
$1.58
per Share
$0.00
$0.50
$1.00
$1.50
$2.00
Annual Rate at Fiscal Year End

Corporate
Unique Asset Mix and Integrated Model Provide Balance and Stability
The National Fuel Value Proposition
49
Fee ownership on ~715,000 net acres in WDA = limited royalties or drilling commitments
Seneca has >900,000 Dth/day of firm transportation & sales contracts by start of fiscal 2018
Stacked pay potential in Utica and Geneseo shales across Marcellus acreage
Coordinated gathering & interstate pipeline infrastructure build-out with NFG midstream
Opportunity for further pipeline expansion to accommodate Appalachian supply growth
Creating long-term sustainable value remains our #1 shareholder priority
Considerable Upstream and Midstream Growth Opportunities in Appalachia
Geographical and operational integration drives capital flexibility and reduces costs
Cash flow from rate-regulated businesses supports interest costs and funds the dividend
NFG is Well Positioned to Endure Current Commodity Price Environment
Investment grade credit rating and liquidity to support long-term Appalachian growth strategy
Strong hedge book helps insulate near-term earnings and cash flows from commodity volatility
Disciplined and flexible capital investment that is focused on economic returns

50 Appendix

Appendix
Total Seneca Capital Spending by Division

$63
$105
$83
$57
$40-$50
$631
$428
$520
$500
$110-$150
$694
$533
$603
$557
$150 -
$200
$0
$200
$400
$600
$800
$1,000
2012
2013
2014
2015
2016E
Fiscal Year
Appalachia
West Coast (California)
(2)
(1)
(1)
FY2016 capital expenditure guidance reflects the netting of up-front proceeds received from joint development partner for capital spent on wells drilled and/or completed prior to the execution date of the joint development agreement. The FY16 capital budget would be reduced by an additional $90-$110 million if joint development partner exercises right to participate in remaining 38 wells.
(2)
Seneca’s West Coast division includes Seneca corporate and eliminations.

Appendix
Marcellus Operated Well Results

EDA Development Wells:
Area
Producing
Well
Count
Average IP Rate
(MMcfd)
Average
30-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Covington
Tioga
County
47
5.2
4.1
4,023’
Tract 595
Tioga
County
44
(2)
7.4
4.9
4,754’
Tract 100
Lycoming
County
60
(2)
17.0
12.6
5,221’
Area
Producing
Well
Count
Average IP Rate
(MMcfd)
Average
30-Day (MMcf/d)
Average Treatable
Lateral Length (ft)
Clermont/Rich Valley
(CRV) & Hemlock
Elk, Cameron &
McKean
counties
86
(1)
6.9
5.2
(1)
6,970’
WDA Development Wells:
(1)
Excludes 2 wells now operated by Seneca that were drilled by another operator as part of a joint-venture.  30-day average excludes 14 wells that have not been on line 30 days.
(2)
Does not include 1 well drilled into and producing from the Geneseo Shale.

Appendix
Marcellus Shale Program Economics
~1,100 WDA Locations Economic Below $2.25/MMBtu
$3.00
IRR %
(1)
$2.75
IRR %
(1)
$2.50
IRR %
(1)
DCNR 100
Dry Gas
12
5,400
13-14
1033
59%
43%
25%
$1.57
Gamble
Dry Gas
44
4,600
11-12
1033
35%
22%
11%
$1.83
CRV
Dry Gas
60
8,800
10-11
1045
23%
17%
10%
$1.92
Hemlock /
Ridgway
Dry Gas
636
8,800
8-9
1045 - 1110
16%
11%
6%
$2.14
Remaining
Tier 1
Dry Gas
406
8,500
7-8
1030 - 1110
14%
10%
5%
$2.31
15% IRR
(1)
Realized Price
NYMEX / DAWN Pricing
Prospect
Product
Locations
Remaining
to Be Drilled
Completed
Lateral
Length (ft)
Average
EUR (Bcf)
BTU
(1)
Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.

Appendix
$3.15
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
NFG
P1
P2
P3
P4
P5
P6
P7
P8
Before Hedging
Hedging Uplift
$1.95
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
NFG
P1
P2
P4
P6
P5
P3
P8
P7
Peer Average
$1.52/Mcfe
Appalachian Price Realizations & Margins
54
(1)
Appalachian peer group includes AR, CNX, COG, EQT,  GPOR, RICE, RRC & SWN. Peer group information obtained or estimated by National Fuel Gas Company from peer company quarterly public filings (press release & Form 10-K) for the quarter-ended December 31, 2015.  Where applicable and when information was available, peer company
realizations and margins were adjusted to reflect cash settled hedges and results of  exploration and production operations only.  Accounting methodology for transportation expense (included in price realizations vs. operating expense) varies between companies. NFG deducts transportation costs from revenues to calculate its price realizations.
Q1 FY16 Average Natural Gas Realizations per Mcf
vs. Appalachian Peer Group
(1)
Q1 FY16 Adjusted EBITDA per Mcfe
vs. Appalachian Peer Group
(1)
Peer Average
$2.92/Mcf
Appalachia
Appalachia
Strong hedge book,
firm sales portfolio, and cost
discipline generating impressive
natural gas price realizations and margins in challenging commodity environment

Appendix
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
NYMEX Swaps
18,960
$3.92
29,530
$4.20
26,070
$3.49
25,560
$3.18
16,880
$3.07
Dominion
Swaps
9,420
$3.78
12,720
$3.87
-
-
-
-
-
-
MichCon Swaps
6,000
$4.10
3,000
$4.10
-
-
-
-
-
-
Dawn Swaps
8,160
$3.82
19,100
$3.70
8,400
$3.08
7,200
$3.00
7,200
$3.00
Fixed Price
Physical Sales
24,222
$2.55
50,660
$2.52
13,366
$2.69
6,931
$3.19
3,378
$3.25
Total
66,762
$3.41
115,010
$3.34
47,836
$3.19
39,691
$3.15
27,458
$3.07
Fiscal 2019
Fiscal 2020
Fiscal 2016
Fiscal 2017
Fiscal 2018
Natural Gas Hedge Positions
55
(Volumes in thousands MMBtu; Prices in $/MMBtu)
(1)
For the remaining six months of Fiscal 2016.
(2)
Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement.
(1)
(2)

Appendix
Crude Oil Hedge Positions

Fiscal 2016
Fiscal 2017
Fiscal 2018
Volume
Avg.
Price
Volume
Avg.
Price
Volume
Avg.
Price
Brent Swaps
102,000
$94.06
123,000
$92.27
24,000
$91.00
NYMEX Swaps
719,000
$79.27
573,000
$71.47
51,000
$90.62
Total
821,000
$81.10
696,000
$75.14
75,000
$90.74
(Volumes & Prices in Bbl)
(1)
For the remaining six months of Fiscal 2016.
(1)

Appendix
Utica/Point Pleasant: EDA Opportunities

Shell: Gee
11.2 MMcf/d
PGE
Vertical Tests
Permitted
Drilling
Completed
Producing
Seneca
Horizontal
Planned
or Potential
Shell: Neal
26.5 MMcf/d
Other Operators
DCNR Tract 001
Potential Future Location
DCNR 595
Potential Future Location
JKLM
Pt Pleasant Test
Seneca DCNR Tract 007
IP: 22.7 MMcf/d
Lateral Length: 4,640’
Potential locations: ~ 70
Anticipated Development Well
Cost: $7-$10 Million (5,500’ Lat.)
Travis Peak:
Currently Drilling

Appendix
Comparable GAAP Financial Measure Slides & Reconciliations

This
presentation
contains
certain
non-GAAP
financial
measures.
For
pages
that
contain
non-GAAP
financial
measures,
pages
containing
the
most
directly
comparable
GAAP
financial
measures
and
reconciliations
are
provided
in
the
slides
that
follow.
The
Company
believes
that
its
non-GAAP
financial
measures
are
useful
to
investors
because
they
provide
an
alternative
method
for
assessing
the
Company’s
ongoing
operating
results,
for
measuring
the
Company’s
cash
flow
and
liquidity,
and
for
comparing
the
Company’s
financial
performance
to
other
companies.
The
Company’s
management
uses
these
non-GAAP
financial
measures
for
the
same
purpose,
and
for
planning
and
forecasting
purposes.
The
presentation
of
non-GAAP
financial
measures
is
not
meant
to
be
a
substitute
for
financial
measures
prepared
in
accordance
with
GAAP.
The
Company
defines
Adjusted
EBITDA
as
reported
GAAP
earnings
before
the
following
items:
interest
expense,
depreciation,
depletion
and
amortization,
interest
and
other
income,
impairments,
items
impacting
comparability
and
income
taxes.

Appendix
National Fuel Gas Company

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2012
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA
397,129
$
492,383
$
539,472
$
422,289
$
361,994

Pipeline & Storage Adjusted EBITDA
136,914

161,226

186,022

188,042

189,148

Gathering Adjusted EBITDA
14,814

29,777

64,060

68,783

66,145

Utility Adjusted EBITDA
159,986

171,669

164,643

164,037

145,754

Energy Marketing Adjusted EBITDA
5,945

6,963

10,335

12,150

9,565

Corporate & All Other Adjusted EBITDA
(10,674)

(9,920)

(11,078)

(11,900)

(10,729)

Total Adjusted EBITDA
704,114
$
852,098
$
953,454
$
843,401
$
761,877
$
Total Adjusted EBITDA
704,114
$
852,098
$
953,454
$
843,401
$
761,877
$
Minus: Interest Expense
(86,240)

(94,111)

(94,277)

(99,471)

(114,392)

Plus:  Interest and Other Income
8,822

9,032

13,631

11,961

15,818

Minus: Income Tax Expense
(150,554)

(172,758)

(189,614)

319,136

639,812

Minus: Depreciation, Depletion & Amortization
(271,530)

(326,760)

(383,781)

(336,158)

(285,223)

Minus: Impairment of Oil and Gas Properties (E&P)
-

-

-

(1,126,257)

(1,838,803)

Plus: Reversal of Stock-Based Compensation
-

-

-

7,961

7,961

Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S)
21,672

-

-

-

-

Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P)
(6,206)

-

-

-

-

Minus: New York Regulatory Adjustment (Utility)
-

(7,500)

-

-

-

Minus: Joint Development Agreement Professional Fees
-

-

-

-

(4,682)

Rounding
(1)

-

-

-

-

Consolidated Net Income
220,077
$
260,001
$
299,413
$
(379,427)
$
(817,632)
$
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,149,000
$
1,649,000
$
1,649,000
$
2,099,000
$
2,099,000
$
Current Portion of Long-Term Debt (End of Period)
250,000

-

-

-

-

Notes Payable to Banks and Commercial Paper (End of Period)
171,000

-

85,600

-

-

Total Debt (End of Period)
1,570,000
$
1,649,000
$
1,734,600
$
2,099,000
$
2,099,000
$
Long-Term Debt, Net of Current Portion (Start of Period)
899,000

1,149,000

1,649,000

1,649,000

1,649,000

Current Portion of Long-Term Debt (Start of Period)
150,000

250,000

-

-

-

Notes Payable to Banks and Commercial Paper (Start of Period)
40,000

171,000

-

85,600

157,500

Total Debt (Start of Period)
1,089,000
$
1,570,000
$
1,649,000
$
1,734,600
$
1,806,500
$
Average Total Debt
1,329,500
$
1,609,500
$
1,691,800
$
1,916,800
$
1,952,750
$
Average Total Debt to Total Adjusted EBITDA
1.89 x
1.89 x
1.77 x
2.27 x
2.56 x
FY 2013
12-Months
Ended 3/31/16
FY 2014
FY 2015

Appendix
Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2016
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures
648,815
$
693,810
$
533,129
$
602,705
$
557,313
$
$150,000-200,000
Pipeline & Storage Capital Expenditures
129,206

144,167

56,144
$
139,821
$
230,192
$
$130,000-160,000
Gathering Segment Capital Expenditures
17,021

80,012

54,792
$
137,799
$
118,166
$
$75,000-85,000
Utility Capital Expenditures
58,398

58,284

71,970
$
88,810
$
94,371
$
$90,000-100,000
Energy Marketing, Corporate & All Other Capital Expenditures
746

1,121

1,062
$
772
$
467
$
-

Total Capital Expenditures from Continuing Operations
854,186
$
977,394
$
717,097
$
969,907
$
1,000,509
$
$445,000-545,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures
-
$
-
$
-
$
-
$
-
$
-
$
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2015 Accrued Capital Expenditures
-
$
-
$
-
$
-
$
(46,173)
$
Exploration & Production FY 2014 Accrued Capital Expenditures
-

-

-

(80,108)

80,108

Exploration & Production FY 2013 Accrued Capital Expenditures
-

-

(58,478)

58,478

-

-

Exploration & Production FY 2012 Accrued Capital Expenditures
-

(38,861)

38,861

-

-

-

Exploration & Production FY 2011 Accrued Capital Expenditures
(103,287)

103,287

-

-

-

-

Exploration & Production FY 2010 Accrued Capital Expenditures
78,633

-

-

-

-

-

Pipeline & Storage FY 2015 Accrued Capital Expenditures
-

-

-

-

(33,925)

Pipeline & Storage FY 2014 Accrued Capital Expenditures
-

-

-

(28,122)

28,122

Pipeline & Storage FY 2013 Accrued Capital Expenditures
-

-

(5,633)

5,633

-

-

Pipeline & Storage FY 2012 Accrued Capital Expenditures
-

(12,699)

12,699

-

-

-

Pipeline & Storage FY 2011 Accrued Capital Expenditures
(16,431)

16,431

-

-

-

-

Pipeline & Storage FY 2010 Accrued Capital Expenditures
3,681

-

-

-

-

-

Gathering FY 2015 Accrued Capital Expenditures
-

-

-

-

(22,416)

Gathering FY 2014 Accrued Capital Expenditures
-

-

-

(20,084)

20,084

Gathering FY 2013 Accrued Capital Expenditures
-

-

(6,700)

6,700

-

-

Gathering FY 2012 Accrued Capital Expenditures
-

(12,690)

12,690

-

-

-

Gathering FY 2011 Accrued Capital Expenditures
(3,079)

3,079

-

-

-

-

Utility FY 2015 Accrued Capital Expenditures
-

-

-

-

(16,445)

Utility FY 2014 Accrued Capital Expenditures
-

-

-

(8,315)

8,315

Utility FY 2013 Accrued Capital Expenditures
-

-

(10,328)

10,328

-

-

Utility FY 2012 Accrued Capital Expenditures
-

(3,253)

3,253

-

-

-

Utility FY 2011 Accrued Capital Expenditures
(2,319)

2,319

-

-

-

-

Utility FY 2010 Accrued Capital Expenditures
2,894

-

-

-

-

-

Total Accrued Capital Expenditures
(39,908)
$
57,613
$
(13,636)
$
(55,490)
$
17,670
$
-
$
Eliminations
-
$
-
$
-
$
-
$
-
$
-
$
Total Capital Expenditures per Statement of Cash Flows
814,278
$
1,035,007
$
703,461
$
914,417
$
1,018,179
$
$445,000-545,000
National Fuel Gas Company
60
(1)
FY2016  Exploration and Production capital expenditure guidance reflects the netting of up-front proceeds received from joint development partner for capital spent on wells drilled and/or completed prior to the execution date of the joint development agreement.
(1)

Appendix
National Fuel Gas Company

Reconciliation of Exploration & Production Adjusted EBITDA for Appalachia and West Coast divisions to Exploration & Production Segment Net Income
($ Thousands)
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Reported GAAP Earnings
(189,742)
$
(23,593)
$
(213,335)
$
(759,150)
$
(221,403)
$
(980,553)
$
(215,558)
$
(21,528)
$
(237,086)
$
Depreciation, Depletion and Amortization
30,775

6,499

37,274

147,030

36,592

183,622

36,565

7,468

44,033

Interest and Other Income
(14)

(13)

(27)

(14)

(2,060)

(2,074)

-

(667)

(667)

Interest Expense
13,183

363

13,546

51,269

2,225

53,494

13,772

810

14,582

Income Taxes
(138,318)

(16,975)

(155,293)

(569,570)

(163,643)

(733,213)

(154,357)

(15,498)

(169,855)

Impairment of Oil and Gas Producing Properties
344,185

53,258

397,443

1,377,186

461,617

1,838,803

378,887

56,564

435,451

Joint Development Agreement Professional Fees
-

-

-

4,682

-

4,682

4,682

-

4,682

Reversal of Stock Based Compensation
-

-

-

(825)

(1,942)

(2,767)

-

-

-

Adjusted EBITDA
60,069
$
19,539
$
79,608
$
250,608
$
111,386
$
361,994
$
63,991
$
27,149
$
91,140
$
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Production:
Gas Production (MMcf)
34,113

764

34,877

129,913

3,139

133,052

32,788

783

33,571

Oil Production (MBbl)
5

718

723

26

2,982

3,008

6

742

748

Total Production (Mmcfe)
34,143

5,072

39,215

130,069

21,031

151,100

32,824

5,235

38,059

Adjusted EBITDA Margin per Mcfe
1.76
$
3.85
$
2.03
$
1.93
$
5.30
$
2.40
$
1.95
$
5.19
$
2.39
$
Total Production (Mboe)
NM
845

NM
NM
3,505

NM
NM
873

NM
Adjusted EBITDA Margin per Boe
NM
23.12
$
NM
NM
31.78
$
NM
NM
31.10
$
NM
Note: Seneca West Coast division includes Seneca corporate and eliminations.
Three Months Ended
March 31, 2016
Twelve Months Ended
March 31, 2016
Three Months Ended
December 31, 2015

Appendix
National Fuel Gas Company

Reconciliation of Exploration & Production Segment Operating Expenses by Division
($000s unless noted otherwise)
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
Appalachia
West Coast
Total E&P
$/ Mcfe
$ / Boe
$ / Mcfe
$/ Mcfe
$ / Boe
$ / Mcfe
Operating Expenses:
Lease Operating & Transportation Expense - Gathering
$76,709
$0
$76,709
$0.56
$0.00
$0.49
$69,937
$0
$69,937
$0.50
$0.00
$0.44
Lease Operating Expense - Other
$34,013
$57,078
$91,091
$0.25
$16.17
$0.57
$32,811
$62,786
$95,597
$0.24
$17.74
$0.59
Total Lease Operating Expense
$110,722
$57,078
$167,800
$0.81
$16.17
$1.06
$102,748
$62,786
$165,534
$0.74
$17.74
$1.03
General & Administrative Expense
$47,445
$18,669
$66,114
$0.35
$5.29
$0.42
$45,987
$17,817
$63,804
$0.33
$5.03
$0.40
All Other Operating and Maintenance Expense
$5,296
$9,008
$14,304
$0.04
$2.55
$0.09
$6,779
$7,742
$14,521
$0.05
$2.19
$0.09
Property, Franchise and Other Taxes
$9,046
$11,121
$20,167
$0.07
$3.15
$0.13
$10,114
$10,651
$20,765
$0.07
$3.01
$0.13
Total Taxes & Other
$14,342
$20,129
$34,471
$0.11
$5.70
$0.22
$16,893
$18,393
$35,286
$0.12
$5.20
$0.22
Depreciation, Depletaion & Amortization
$239,818
$1.52
$296,210
$1.85
Production:
Gas Production (MMcf)
136,404

3,159

139,563

139,097

3,210

142,307

Oil Production (MBbl)
30

3,004

3,034

31

3,005

3,036

Total Production (Mmcfe)
136,584

21,183

157,767

139,283

21,240

160,523

Total Production (Mboe)
22,764

3,531

26,295

23,214

3,540

26,754

Note: Seneca West Coast division includes Seneca corporate and eliminations.
Twelve Months Ended
September 30, 2015
Twelve Months Ended
September 30, 2014